UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 7, 2011

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 12, 2011, The Gap, Inc. completed its sale of $1,250,000,000 aggregate principal amount of its 5.95% Notes due 2021. For further information concerning the notes, refer to the exhibits attached to this report.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 7, 2011 in connection with the offering of $1,250,000,000 aggregate principal amount of The Gap, Inc.’s 5.95 % Notes due 2021.

4.1	Indenture dated as of April 12, 2011 by and between The Gap, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture dated as of April 12, 2011 relating to the issuance of $1,250,000,000 aggregate principal amount of The Gap, Inc.’s 5.95 % Notes due 2021.

4.3	Form of The Gap, Inc.’s 5.95% Notes due 2021 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: April 12, 2011	By:	/s/ Sabrina L. Simmons
Sabrina L. Simmons
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 7, 2011 in connection with the offering of $1,250,000,000 aggregate principal amount of The Gap, Inc.’s 5.95 % Notes due 2021.

4.1	Indenture dated as of April 12, 2011 by and between The Gap, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture dated as of April 12, 2011 relating to the issuance of $1,250,000,000 aggregate principal amount of The Gap, Inc.’s 5.95 % Notes due 2021.

4.3	Form of The Gap, Inc.’s 5.95% Notes due 2021 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

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